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                                 EXHIBIT 10.2.14

                  Lease Agreement dated February 2, 1996 by and
      between Sunstone Hotel Investors, L.P., as lessor, and Sunstone Hotel
        Properties, Inc., as lessee, for the Cypress Inn hotel located in
                              Poulsbo, Washington.

         The following lists the material differences between the Percentage Lease filed as Exhibit 10.2.1 to the Company's Registration Statement No. 33-84346 and the Percentage Lease identifed by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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                                                            Annual
Exhibit   Percentage Lease                                   Base          Percentage Rent
Number       Description                                     Rent              Formula
- -------   ----------------                                  ------         ---------------

10.2.14   Lease Agreement dated as of February 2, 1996     323,750        35% of room revenue up
          by and between Sunstone Hotel Investors,                        to $925,000, plus 63% of
          L.P., as lessor and Sunstone Hotel Properties,                  room revenue in excess of
          Inc., as lessee, for the Cypress Inn Hotel                      $925,000, plus 100% of
          located in Poulsbo, Washington                                  sublease and concession
                                                                          revenue and other net
                                                                          revenues
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